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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                            mPHASE TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)





           New Jersey                      000-24969                22-2287503
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer
       Identification No.)                                        Incorporation)





                  587 Connecticut Ave., Norwalk, CT 06854-0566
               (Address of Principal Executive Offices) (ZIP Code)





       Registrant's telephone number, including area code: (203) 838-2741



                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)





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Item 5.       Other Events.

         mPhase Technologies, Inc. issued a press release on August 14, 2002 regarding the notification to its shareholders of a delay in its rights offering, a copy of which is attached as Exhibit 99.1 hereto. The press release is incorporated herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) and (b)       Not Applicable

                  (c)  Exhibit.     The following exhibit is filed with
                                    this report:

                       99.1 Press Release, dated August 14, 2002, of mPhase Technologies, Inc.



                         [Signature on following page.]


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     mPHASE TECHNOLOGIES, INC.




                                     By:  /s/ MARTIN S. SMILEY
                                          --------------------
                                           Martin S. Smiley
                                           Executive Vice President,
                                           Chief Financial Officer and
                                           General Counsel

Date:  August 14, 2002


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                                  EXHIBIT INDEX


Exhibit      Description
-------      -----------

99.1         Press Release, dated August 14, 2002, of mPhase Technologies, Inc.